Exhibit 99.1

IMMEDIATE

Dana Incorporated Reports Strong Third-quarter 2022 Financial Results with

Higher Sales and Free Cash Flow, Reaffirms Full-year Financial Targets

Key Highlights

•	Sales of $2.54 billion, an increase of $331 million

•	Net loss attributable to Dana of $88 million; includes a non-cash goodwill impairment charge

•	Diluted EPS of $(0.61); diluted adjusted EPS of $0.24

•	Adjusted EBITDA of $192 million

•	Free cash flow of $77 million, a year-over-year increase of $247 million

•	Wins 8th PACE Award for electric-vehicle systems integration

MAUMEE, Ohio, Oct. 27, 2022 – Dana Incorporated (NYSE: DAN) today announced strong financial results for the third quarter of 2022.

“Dana generated solid earnings and free cash flow again this quarter as end-market demand remained strong despite ongoing supply and production disruptions impacting the global mobility industry,” said James Kamsickas, Dana chairman and chief executive officer.

“While record inflationary costs continue to be a challenge, I am very proud of the perseverance and dedication our team has displayed while executing our enterprise-wide transformation that has led to significant new business growth in both traditional and electric-vehicle solutions. Dana is well positioned to finish the year strong and capitalize on new opportunities across our markets once this environment begins to stabilize.”

Third-quarter 2022 Financial Results

Sales for the third quarter of 2022 totaled $2.54 billion, compared with $2.20 billion in the same period of 2021, a $331 million improvement driven by strong customer demand across all our end markets and the recovery of commodity costs, partially offset by foreign currency translation.

Adjusted EBITDA for the third quarter of 2022 was $192 million, compared with $210 million for the same period in 2021. Profit conversion on higher sales in the third quarter of 2022 continued to be more than offset by non-material inflation as well as production inefficiencies driven by volatile customer demand schedules.

The net loss attributable to Dana was $88 million or $0.61 per share, compared with net income of $48 million or $0.33 per share in the third quarter of 2021. The loss was driven by a non-cash goodwill impairment charge in the commercial-vehicle segment resulting from increased interest rates as well as the negative impact of cost inflation and customer-driven production inefficiencies.

Adjusted net income attributable to Dana was $34 million and diluted adjusted earnings per share were $0.24 for the third quarter of 2022, compared with an adjusted net income of $60 million and $0.41 per share in 2021.

Operating cash flow in the third quarter of 2022 was $171 million, compared with $75 million in the same period of 2021.

Free cash flow was $77 million, compared with a use of $170 million in the third quarter of 2021. The improvement was driven by improved working capital management.

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The company reaffirmed its full-year 2022 financial targets.

2022 Financial Targets1

•	Sales of $10 to $10.2 billion;

•	Adjusted EBITDA of $700 to $740 million, an implied adjusted EBITDA margin of approximately 7.1 percent at the midpoint of the range;

•	Diluted adjusted EPS of $0.60 to $0.90;

•	Operating cash flow of approximately 6.2 to 6.5 percent of sales; and

•	Free cash flow of approximately 1.8 to 2.2 percent of sales.

[1]	Net income and diluted EPS guidance are not provided, as discussed below in Non-GAAP Financial Information.

Dana to Host Conference Call at 9 a.m. Thursday, Oct. 27

Dana will discuss its third-quarter results in a conference call at 9 a.m. EDT on Thursday, Oct. 27. Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is available online via a link provided on the Dana investor website: www.dana.com/investors.

U.S. and Canadian locations should dial 1-888-330-2502 and international locations should call 1-240-789-2713. Please enter conference I.D. 2476721 and provide your name and company affiliation. Phone registration will be available beginning at 8:30 a.m. EDT.

A webcast replay will also be available after 5 p.m. EDT and may be accessed via Dana’s investor website.

Non-GAAP Financial Information

Adjusted EBITDA is a non-GAAP financial measure, which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Adjusted net income (loss) attributable to the parent company is a non-GAAP financial measure which we have defined as net income (loss) attributable to the parent company, excluding any discrete income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to net income attributable to the parent company reported by other companies. Adjusted net income (loss) attributable to the parent company is neither intended to represent nor be an alternative measure to net income (loss) attributable to the parent company reported in accordance with GAAP.

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Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income (loss) attributable to the parent company divided by adjusted diluted shares. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income (loss) attributable to the parent company. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported in accordance with GAAP.

Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. Adjusted free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities excluding discretionary pension contributions less purchases of property, plant and equipment. We believe these measures are useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow and adjusted free cash flow are not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Free cash flow and adjusted free cash flow may not be comparable to similarly titled measures reported by other companies.

We have not provided reconciliations of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments, and income tax valuation adjustments. Reconciliations of these non-GAAP measures with the most comparable GAAP measures for historical periods are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. Please reference the “Non-GAAP Financial Information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for our GAAP results and the reconciliations of these measures, were used, to the comparable GAAP measures.

Forward-Looking Statements

Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates, and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” and similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

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About Dana Incorporated

Dana is a leader in the design and manufacture of highly efficient propulsion and energy-management solutions that power vehicles and machines in all mobility markets across the globe. The company is shaping sustainable progress through its conventional and clean-energy solutions that support nearly every vehicle manufacturer with drive and motion systems; electrodynamic technologies, including software and controls; and thermal, sealing, and digital solutions.

Based in Maumee, Ohio, USA, the company reported sales of $8.9 billion in 2021 with 40,000 people in 31 countries across six continents. Founded in 1904, Dana was named one of “America’s Most Responsible Companies 2022” by Newsweek for its emphasis on sustainability and social responsibility. The company is driven by a high-performance culture that focuses on valuing others, inspiring innovation, growing responsibly, and winning together, earning it global recognition as a top employer. Learn more at dana.com.

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Media Contact:	Jeff Cole
+1-419-887-3535
jeff.cole@dana.com

Investor Contact:	Craig Barber
+1-419-887-5166
craig.barber@dana.com

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DANA INCORPORATED

Consolidated Statement of Operations (Unaudited)

For the Three Months Ended September 30, 2022 and 2021

	Three Months Ended September 30,
(In millions, except per share amounts)	2022	2021
Net sales	$2,535	$2,204
Costs and expenses
Cost of sales	2,332	1,998
Selling, general and administrative expenses	114	103
Amortization of intangibles	3	4
Restructuring charges, net	(1)	1
Impairment of goodwill	(191)
Other income (expense), net	3	(4)

Earnings (loss) before interest and income taxes	(101)	94
Interest income	2	2
Interest expense	32	31

Earnings (loss) before income taxes	(131)	65
Income tax expense	31	20
Equity in earnings (loss) of affiliates	(1)	5

Net income (loss)	(163)	50
Less: Noncontrolling interests net income	4	4
Less: Redeemable noncontrolling interests net loss	(79)	(2)

Net income (loss) attributable to the parent company	$(88)	$48

Net income (loss) per share available to common stockholders
Basic	$(0.61)	$0.33
Diluted	$(0.61)	$0.33

Weighted-average shares outstanding - Basic	143.4	144.8
Weighted-average shares outstanding - Diluted	143.4	146.2

DANA INCORPORATED

Consolidated Statement of Operations (Unaudited)

For the Nine Months Ended September 30, 2022 and 2021

	Nine Months Ended September 30,
(In millions, except per share amounts)	2022	2021
Net sales	$7,601	$6,672
Costs and expenses
Cost of sales	7,018	5,963
Selling, general and administrative expenses	374	348
Amortization of intangibles	10	11
Restructuring charges, net	(1)	2
Impairment of goodwill	(191)
Other income (expense), net	15	(33)

Earnings before interest and income taxes	24	315
Loss on extinguishment of debt		(24)
Interest income	6	6
Interest expense	95	99

Earnings (loss) before income taxes	(65)	198
Income tax expense	67	56
Equity in earnings (loss) of affiliates	(1)	29

Net income (loss)	(133)	171
Less: Noncontrolling interests net income	11	9
Less: Redeemable noncontrolling interests net loss	(81)	(10)

Net income (loss) attributable to the parent company	$(63)	$172

Net income (loss) per share available to common stockholders
Basic	$(0.44)	$1.19
Diluted	$(0.44)	$1.17

Weighted-average shares outstanding - Basic	143.6	145.0
Weighted-average shares outstanding - Diluted	143.6	146.4

DANA INCORPORATED

Consolidated Statement of Comprehensive Income (Unaudited)

For the Three Months Ended September 30, 2022 and 2021

	Three Months Ended September 30,
(In millions)	2022	2021
Net income (loss)	$(163)	$50
Other comprehensive income (loss), net of tax:
Currency translation adjustments	(82)	(25)
Hedging gains and losses	1	(9)
Defined benefit plans	1	4

Other comprehensive loss	(80)	(30)

Total comprehensive income (loss)	(243)	20
Less: Comprehensive income attributable to noncontrolling interests	(1)	(4)
Less: Comprehensive loss attributable to redeemable noncontrolling interests	89	4

Comprehensive income (loss) attributable to the parent company	$(155)	$20

DANA INCORPORATED

Consolidated Statement of Comprehensive Income (Unaudited)

For the Nine Months Ended September 30, 2022 and 2021

	Nine Months Ended September 30,
(In millions)	2022	2021
Net income (loss)	$(133)	$171
Other comprehensive income (loss), net of tax:
Currency translation adjustments	(134)	(11)
Hedging gains and losses	(2)	(10)
Defined benefit plans	5	11

Other comprehensive loss	(131)	(10)

Total comprehensive income (loss)	(264)	161
Less: Comprehensive (income) loss attributable to noncontrolling interests	(6)	2
Less: Comprehensive loss attributable to redeemable noncontrolling interests	97

Comprehensive income (loss) attributable to the parent company	$(173)	$163

DANA INCORPORATED

Consolidated Balance Sheet (Unaudited)

As of September 30, 2022 and December 31, 2021

(In millions, except share and per share amounts)	September 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$371	$268
Marketable securities	13	17
Accounts receivable
Trade, less allowance for doubtful accounts of $11 in 2022 and $7 in 2021	1,507	1,321
Other	252	220
Inventories	1,603	1,564
Other current assets	208	196

Total current assets	3,954	3,586
Goodwill	246	482
Intangibles	200	233
Deferred tax assets	613	580
Other noncurrent assets	181	131
Investments in affiliates	128	174
Operating lease assets	262	247
Property, plant and equipment, net	2,078	2,199

Total assets	$7,662	$7,632

Liabilities and equity
Current liabilities
Short-term debt	$230	$23
Current portion of long-term debt	7	8
Accounts payable	1,839	1,571
Accrued payroll and employee benefits	209	184
Taxes on income	67	41
Current portion of operating lease liabilities	37	43
Other accrued liabilities	269	304

Total current liabilities	2,658	2,174
Long-term debt, less debt issuance costs of $22 in 2022 and $26 in 2021	2,314	2,386
Noncurrent operating lease liabilities	229	209
Pension and postretirement obligations	350	398
Other noncurrent liabilities	244	292

Total liabilities	5,795	5,459

Commitments and contingencies
Redeemable noncontrolling interests	196	198
Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized, $0.01 par value, no shares outstanding	—	—
Common stock, 450,000,000 shares authorized, $0.01 par value, 143,353,224 and 144,238,660 shares outstanding	2	2
Additional paid-in capital	2,440	2,427
Retained earnings	491	662
Treasury stock, at cost (13,469,842 and 11,661,591 shares)	(216)	(184)
Accumulated other comprehensive loss	(1,095)	(985)

Total parent company stockholders’ equity	1,622	1,922
Noncontrolling interests	49	53

Total equity	1,671	1,975

Total liabilities, redeemable noncontrolling interests and equity	$7,662	$7,632

DANA INCORPORATED

Consolidated Statement of Cash Flows (Unaudited)

For the Three Months Ended September 30, 2022 and 2021

	Three Months Ended September 30,
(In millions)	2022	2021
Operating activities
Net income (loss)	$(163)	$50
Depreciation	88	92
Amortization	6	6
Amortization of deferred financing charges	1	2
Earnings of affiliates, net of dividends received		(4)
Stock compensation expense	5	6
Deferred income taxes	(14)	36
Impairment of goodwill	191
Change in working capital	63	(262)
Other, net	(6)	(1)

Net cash provided by (used in) operating activities	171	(75)

Investing activities
Purchases of property, plant and equipment	(94)	(95)
Investments in affiliates		(23)
Purchases of marketable securities	(2)	(9)
Proceeds from sales of marketable securities		30
Proceeds from maturities of marketable securities	8	14
Settlements of undesignated derivatives	1	2
Other, net	5	1

Net cash used in investing activities	(82)	(80)

Financing activities
Net change in short-term debt	(2)	49
Proceeds from long-term debt		2
Repayment of long-term debt	(14)	(2)
Dividends paid to common stockholders	(14)	(15)
Repurchases of common stock		(23)
Distributions to noncontrolling interests	(6)	(8)
Contributions from redeemable noncontrolling interests	23	3
Deconsolidation of non-wholly owned subsidiary		(6)
Other, net	(1)

Net cash used in financing activities	(14)

Net increase (decrease) in cash, cash equivalents and restricted cash	75	(155)
Cash, cash equivalents and restricted cash – beginning of period	340	403
Effect of exchange rate changes on cash balances	(25)	(9)

Cash, cash equivalents and restricted cash – end of period	$390	$239

DANA INCORPORATED

Consolidated Statement of Cash Flows (Unaudited)

For the Nine Months Ended September 30, 2022 and 2021

	Nine Months Ended September 30,
(In millions)	2022	2021
Operating activities
Net income (loss)	$(133)	$171
Depreciation	270	272
Amortization	17	18
Amortization of deferred financing charges	4	5
Redemption premium on debt		21
Write-off of deferred financing costs		3
Earnings of affiliates, net of dividends received	29	(11)
Stock compensation expense	13	15
Deferred income taxes	(56)	8
Impairment of goodwill	191
Change in working capital	(21)	(501)
Other, net	(7)	18

Net cash provided by operating activities	307	19

Investing activities
Purchases of property, plant and equipment	(300)	(228)
Acquisition of businesses, net of cash acquired	(1)	(18)
Investments in affiliates		(23)
Proceeds from sale of subsidiary, net of cash disposed		(4)
Purchases of marketable securities	(15)	(25)
Proceeds from sales of marketable securities		30
Proceeds from maturities of marketable securities	18	27
Settlement of terminated fixed-to-fixed cross currency swap		(22)
Settlements of undesignated derivatives	(6)	(2)
Other, net	7	5

Net cash used in investing activities	(297)	(260)

Financing activities
Net change in short-term debt	212	43
Proceeds from long-term debt	2	802
Repayment of long-term debt	(19)	(805)
Redemption premium on debt		(21)
Deferred financing payments		(13)
Dividends paid to common stockholders	(43)	(44)
Repurchases of common stock	(25)	(23)
Distributions to noncontrolling interests	(8)	(10)
Contributions from redeemable noncontrolling interests	30	6
Deconsolidation of non-wholly owned subsidiary		(6)
Payments to acquire noncontrolling interests	(4)
Other, net	(7)

Net cash provided by (used in) financing activities	138	(71)

Net increase (decrease) in cash, cash equivalents and restricted cash	148	(312)
Cash, cash equivalents and restricted cash – beginning of period	287	567
Effect of exchange rate changes on cash balances	(45)	(16)

Cash, cash equivalents and restricted cash – end of period	$390	$239

DANA INCORPORATED

Reconciliation of Net Cash Provided By Operating Activities to

Free Cash Flow and Adjusted Free Cash Flow (Unaudited)

	Three Months Ended September 30,
(In millions)	2022	2021
Net cash provided by (used in) operating activities	$171	$(75)
Purchase of property, plant and equipment	(94)	(95)

Free cash flow	77	(170)
Discretionary pension contributions

Adjusted free cash flow	$77	$(170)

	Nine Months Ended September 30,
(In millions)	2022	2021
Net cash provided by operating activities	$307	$19
Purchase of property, plant and equipment	(300)	(228)

Free cash flow	7	(209)
Discretionary pension contributions

Adjusted free cash flow	$7	$(209)

DANA INCORPORATED

Segment Sales and Segment EBITDA (Unaudited)

For the Three Months Ended September 30, 2022 and 2021

	Three Months Ended September 30,
(In millions)	2022	2021
Sales
Light Vehicle	$1,047	$918
Commercial Vehicle	505	396
Off-Highway	694	627
Power Technologies	289	263

Total Sales	$2,535	$2,204

Segment EBITDA
Light Vehicle	$60	$54
Commercial Vehicle	18	20
Off-Highway	91	100
Power Technologies	21	38

Total Segment EBITDA	190	212
Corporate expense and other items, net	2	(2)

Adjusted EBITDA	$192	$210

DANA INCORPORATED

Segment Sales and Segment EBITDA (Unaudited)

For the Nine Months Ended September 30, 2022 and 2021

	Nine Months Ended September 30,
(In millions)	2022	2021
Sales
Light Vehicle	$3,060	$2,799
Commercial Vehicle	1,475	1,132
Off-Highway	2,206	1,931
Power Technologies	860	810

Total Sales	$7,601	$6,672

Segment EBITDA
Light Vehicle	$124	$241
Commercial Vehicle	38	53
Off-Highway	291	276
Power Technologies	71	111

Total Segment EBITDA	524	681
Corporate expense and other items, net		(4)

Adjusted EBITDA	$524	$677

DANA INCORPORATED

Reconciliation of Segment and Adjusted EBITDA to Net Income (Unaudited)

For the Three Months Ended September 30, 2022 and 2021

	Three Months Ended September 30,
(In millions)	2022	2021
Segment EBITDA	$190	$212
Corporate expense and other items, net	2	(2)

Adjusted EBITDA	192	210
Depreciation	(88)	(92)
Amortization	(6)	(6)
Non-service cost components of pension and OPEB costs		(2)
Restructuring charges, net	1	(1)
Stock compensation expense	(5)	(6)
Strategic transaction expenses	(1)	(3)
Loss on investment in Hyliion		(6)
Impairment of goodwill	(191)
Other items	(3)

Earnings (loss) before interest and income taxes	(101)	94
Interest income	2	2
Interest expense	32	31

Earnings (loss) before income taxes	(131)	65
Income tax expense	31	20
Equity in earnings (loss) of affiliates	(1)	5

Net income (loss)	$(163)	$50

DANA INCORPORATED

Reconciliation of Segment and Adjusted EBITDA to Net Income (Unaudited)

For the Nine Months Ended September 30, 2022 and 2021

	Nine Months Ended September 30,
(In millions)	2022	2021
Segment EBITDA	$524	$681
Corporate expense and other items, net		(4)

Adjusted EBITDA	524	677
Depreciation	(270)	(272)
Amortization	(17)	(18)
Non-service cost components of pension and OPEB costs	(3)	(7)
Restructuring charges, net	1	(2)
Stock compensation expense	(13)	(15)
Strategic transaction expenses	(6)	(11)
Loss on investment in Hyliion		(20)
Loss on disposal group held for sale		(7)
Loss on de-designation of fixed-to-fixed cross currency swaps		(9)
Impairment of goodwill	(191)
Other items	(1)	(1)

Earnings before interest and income taxes	24	315
Loss on extinguishment of debt		(24)
Interest income	6	6
Interest expense	95	99

Earnings (loss) before income taxes	(65)	198
Income tax expense	67	56
Equity in earnings (loss) of affiliates	(1)	29

Net income (loss)	$(133)	$171

DANA INCORPORATED

Reconciliation of Net Income Attributable to the Parent Company to

    Adjusted Net Income Attributable to the Parent Company and

    Diluted Adjusted EPS (Unaudited)

For the Three Months Ended September 30, 2022 and 2021

	Three Months Ended September 30,
(In millions, except per share amounts)	2022	2021
Net income (loss) attributable to parent company	$(88)	$48
Items impacting income (loss) before income taxes:
Amortization	5	5
Restructuring charges, net	(1)	1
Strategic transaction expenses	3
Gain on investment in Hyliion		6
Impairment of goodwill	118
Other items		3
Items impacting income taxes:
Net income tax expense on items above	(5)	(4)
Income tax expense attributable to various discrete tax matters	2	1

Adjusted net income attributable to the parent	$34	$60

Diluted shares - as reported	143.8	146.2
Adjusted diluted shares	143.8	146.2

Diluted adjusted EPS	$0.24	$0.41

DANA INCORPORATED

Reconciliation of Net Income Attributable to the Parent Company to

    Adjusted Net Income Attributable to the Parent Company and

    Diluted Adjusted EPS (Unaudited)

For the Nine Months Ended September 30, 2022 and 2021

	Nine Months Ended September 30,
(In millions, except per share amounts)	2022	2021
Net income (loss) attributable to parent company	$(63)	$172
Items impacting income (loss) before income taxes:
Amortization	15	15
Restructuring charges, net	(1)	2
Strategic transaction expenses	8	8
Loss on investment in Hyliion		20
Loss on disposal group held for sale		7
Loss on extinguishment of debt		24
Loss on de-designation of fixed-to-fixed cross currency swaps		9
Impairment of goodwill	118
Other items		5
Items impacting income taxes:
Net income tax expense on items above	(10)	(14)
Income tax expense (benefit) attributable to various discrete tax matters	2	(5)

Adjusted net income attributable to the parent	$69	$243

Diluted shares - as reported	144.4	146.4
Adjusted diluted shares	144.4	146.4

Diluted adjusted EPS	$0.48	$1.66